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                                                                   EXHIBIT 10.27


                          SCHEIN PHARMACEUTICAL, INC.
                  1993 BOOK EQUITY APPRECIATION RIGHTS PROGRAM


1.   Purposes of the Program
     -----------------------

          The purposes of this Schein Pharmaceutical, Inc. 1993 Book Equity Appreciation Rights Program (the "Program") are to enable Schein Pharmaceutical, Inc. ("SPINC") and its Subsidiaries (as defined herein) to attract, retain and motivate the employees who are important to the success and growth of the business of SPINC and to enhance the long term mutuality of interest between the Key Employees (as defined herein) and the stockholders of SPINC by allowing Key Employees to benefit from an increase in SPINC's book value over the book value at the time of grant.

2.   Definitions
     -----------

          (a) "BEARs" means book equity appreciation rights granted under this Program, all as and to the extent provided in this Program.

          (b) "Board" means the Board of Directors of SPINC.

          (c) "Book Value per Share-Grant Date" means (i) total consolidated stockholders' equity determined in accordance with generally accepted accounting principles consistently applied, including, without limitation, common stock, preferred stock, additional paid-in capital and retained earnings, but excluding treasury stock and deferred stock compensation ("Book Value"), at the end of the fiscal year immediately preceding or coinciding with the date of grant, as specified in the respective BEAR grant (the "Grant Date"), divided by (ii) the number of outstanding shares of common stock of SPINC at the Grant Date.

          (d) "Book Value per Share-as Adjusted-Applicable Date" means (i) Book Value at the end of the fiscal quarter immediately preceding or coinciding with the date of the Participant's exercise of the BEAR or Termination of Employment of the Participant or the date of the Change of Control, or the date the Committee terminates the Program, as applicable (the "Applicable Date"), plus amounts attributable to common stock and preferred stock of SPINC reacquired by the Company, and dividends declared by SPINC in excess of 4% of net income in any fiscal year (or, in the case of the fiscal quarter ended on the Applicable Date, if the Applicable Date is other than the last day of a fiscal year, in such fiscal quarter), in each case after the Grant Date, and minus amounts attributable to common stock and preferred stock issued by SPINC
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after the Grant Date, divided by (ii) the number of outstanding shares of common stock of SPINC at the Applicable Date.

          (e) "Cause" means (i) the Participant's willful and continued failure substantially to perform his or her duties with the Company, (ii) fraud, misappropriation or intentional material damage to the property or business of the Company or (iii) commission of a felony.

          (f)  "Change of Control" means:

              (i) an acquisition directly or indirectly by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Securities Exchange Act of 1934 (the "Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 50% of the combined voting power of the then outstanding voting securities of SPINC entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following:
    (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company, or
    (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (A), (B) and (C) of paragraph (iii) below are satisfied; or

            (ii) a change in the composition of the Board such that the individuals who, as of the date the Program is first adopted (the "Effective Date"), constitute the Board (the Board as of the Effective Date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that, for purposes of this Subsection, any individual who becomes a member of the Board and whose election, or nomination for election by the stockholders, was approved by members of the Board who also are members of the Incumbent Board (or so deemed to be pursuant to this proviso) shall be deemed a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-ll of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be deemed a member of the Incumbent Board; or

            (iii) the approval by the stockholders of SPINC of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental


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agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) beneficial owners (or beneficiaries of the beneficial owners) of the outstanding shares of common stock of SPINC (the "Shares") and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv) the approval of the stockholders of SPINC of (A) a complete liquidation or dissolution of SPINC or (B) the sale or other disposition of all or substantially all the assets of SPINC; excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 60% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners (or beneficiaries of the beneficial owners), respectively, of the outstanding Shares and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and Outstanding Voting Securities, as the case may be, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares


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   or outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

          (g) "Committee" means such committee, if any, appointed by the Board to administer the Program, consisting of one or more directors as may be appointed from time to time by the Board. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          (h) "Company" means SPINC, and any of its Subsidiaries whose employees are Participants in the Program.

          (i) "Disability" means a permanent and total disability, as determined
by the Committee in its sole discretion.   A Disability  shall  be  deemed  to
occur  at  the  time  of  the determination by the Committee of the Disability.

          (j) "Key Employee" means any person who is an executive officer or other valuable employee of the Company, as determined by the Committee.

          (k) "Parent" means Schein Holdings, Inc., a New York corporation, or any of its successors.

          (1) "Participant" means a Key Employee of the Company who is granted BEARs under the Program.

          (m) "Subsidiary" means any corporation more than 50% of the voting stock of which is directly or indirectly beneficially owned by SPINC.

          (n) "Termination of Employment" with respect to an individual means that individual is no longer an employee of SPINC or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of SPINC, there shall be deemed a Termination of Employment of an individual who is not otherwise an employee of SPINC or another Subsidiary of SPINC at the time the entity ceases to be a Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Program by the Committee.


3.   Administration
     --------------

          The Program shall be administered by the Committee, which shall have full authority to interpret the Program and to decide


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any questions and settle all controversies that may arise in connection with the
Program; to establish, amend and rescind rules for carrying out the Program; to administer the Program, subject to its provisions; to select Participants in, and grant BEARs under, the Program; to determine the terms for each BEAR granted under the Program; to prescribe the form or forms of instruments evidencing
BEARs and any other instruments required under the Program (which need not be uniform); and to make all other determinations and to take all such steps in connection with the Program and the BEARs as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee, including any action to terminate the Program or any action
(including an amendment of the Program) intended to treat Participants and the Company equitably in light of extraordinary transactions or circumstances that could otherwise result in inequitable treatment, shall be final, conclusive and binding on all parties.


4.   Grants
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          The Committee may grant BEARs to Key Employees of the Company as the
Committee from time to time shall determine.


5.   BEARs
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          (a) Each BEAR shall entitle the holder thereof to receive an amount equal to the excess of the Book Value per Share as Adjusted-Applicable Date over the Book Value per Share-Grant Date as specified in the respective BEAR grant.

          (b) One-third of each grant of BEARs to a Participant shall vest on each of the three December 31's immediately following the date of such grant. All BEARs granted to a Participant shall become fully vested immediately upon
(i) the Termination of Employment of the Participant by reason of death or Disability, or as a result of retirement before age 65 with the consent of the Committee or under an early retirement policy of the Company, or (ii) a Change of Control, if a Change of Control occurs subsequent to an initial public offering of shares of common stock of SPINC or the Parent, or immediately upon a Termination of Employment of the Participant by the Company without Cause (as defined herein), if the Termination of Employment occurs subsequent to a Change of Control.

          (c) Each year SPINC shall provide to each Participant a statement setting forth the number of such Participant's BEARs that have vested in the preceding fiscal year and a calculation of the Book Value per Share-as Adjusted-Applicable Date of such vested


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BEARs, treating the last day of such preceding fiscal year as the Applicable
Date (unless the actual Applicable Date is earlier).

          (d) At any time or from time to time prior to the earlier of the Termination of Employment of a Participant and a Change of Control, the Participant may elect to exercise (in whole or in part) such Participant's BEARs that shall have then vested pursuant to the first sentence of Section 5(b).
Such election shall be made by giving written notice to the Committee of such election and of the number of such vested BEARs such Participant has elected to exercise (the date of receipt of such notice by the Committee being deemed the date of exercise). SPINC shall pay to the Participant in cash, not later than the 90th day following the date of exercise, the amount determined in accordance
with Section 5(a) of each exercised BEAR as of the date of exercise.   A
Participant shall not be entitled to receive any amount resulting from an increase in the Book Value of SPINC after the date of exercise in respect of any BEARs so exercised.

          (e) Upon the occurrence of an event that causes a Participant's BEARs to vest pursuant to the second sentence of Section 5(b), or otherwise upon a Participant's Termination of Employment (other than for Cause), SPINC shall pay to the Participant in cash, not later than the Commencement Date (as defined herein), an amount equal to the amount the Participant would be entitled to receive pursuant to Section 5(d), assuming that, immediately prior to the occurrence of such event or such Termination or Employment, the Participant had elected to exercise fully all such Participant's BEARs that had then vested
pursuant to the first sentence of Section 5(b).   SPINC shall pay to the
Participant in cash, either in a lump sum or, subject to prepayment in whole at any time or in part from time to time at the option of SPINC, in equal installments on each of the first five anniversaries of the Commencement Date, the balance of the amount determined in accordance with Section 5(a); SPINC also shall pay to the Participant, together with each such installment payment or prepayment, an amount in the nature of simple interest on the entire unpaid balance from the Commencement Date to the date of payment or prepayment, as the case may be, at a rate equal to the yield on five-year United States Treasury securities at the Commencement Date. The Committee shall have the sole discretion to determine whether to make a lump sum payment or to pay in installments or to prepay. In the case of a lump sum payment, payment will be made as soon as administratively practicable after the occurrence of an event that causes a Participant's BEARs to vest pursuant to the second sentence of
Section 5(b) or otherwise upon a Participant's Termination of Employment (other than for Cause), but, in any event, no later than the 90th day after the occurrence of an event that causes a Participant's BEARs to vest pursuant to the second sentence of Section 5(b) or otherwise upon a Participant's Termination of Employment (other than for Cause) (the 90th day following such event or Termination of Employment being called the "Commencement Date"). A Participant will not be


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entitled to receive any amount resulting from an increase in the Book Value after the Applicable Date.

          (f) Notwithstanding any other provision of the Program, all BEARs and all rights to any payments in connection therewith shall be discontinued and forfeited, and the Company shall have no further obligation hereunder to a Participant, upon the Participant's Termination of Employment for Cause.


6.   Nontransferability of BEARs
     ---------------------------

          No BEAR shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or
her guardian or legal representative.    In  addition,  no  BEAR  shall  be
assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no BEAR shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any BEAR, or in the event of any levy upon any BEAR by reason of any execution, attachment or similar process contrary to the provisions hereof, such BEAR shall immediately become null and void.


7.   Determinations
     --------------

          Each determination, interpretation or other action made or taken pursuant to the provisions of the Program by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, the directors, officers and other employees of the Company and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


8.   Non-Exclusivity
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          The adoption of the Program by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or limited in application.


9.   General Provisions
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          (a) Right to Terminate Employment. Neither the adoption of the Program
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nor the grant of BEARs shall impose any obligation on the Company to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to


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remain in the employ of the Company, subject however to the provisions  of  any agreement  between  the  Company  and  the Participant.

          (b) Trusts. etc.   The Program is intended to be an unfunded deferred
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compensation plan.  Nothing contained in the Program and no action taken pursuant to the Program (including, without limitation, the grant of any BEAR hereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between SPINC and any Participant or the executor, administrator or other personal representative or designated beneficiary of such
Participant, or any other persons.   Any reserves that may be established by
SPINC in connection with the Program shall continue to be part of the general funds of SPINC, and no individual or entity other than SPINC shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from SPINC pursuant to the Program, such right shall be no greater than the right of an unsecured general creditor of SPINC.

          (c) Notices.  Each Participant shall be responsible for furnishing the
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Committee with the current and proper address for the mailing to such
Participant of notices and the delivery to such Participant of payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

          (d) Severability of Provisions.  If any provisions of the Program
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shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Program, and the Program shall be construed and enforced as if such provisions had not been included.

          (e) Payment to Minors, Etc.  Any benefit payable to or for the benefit
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of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          (f) Adjustments; Recapitalization,  etc.  The existence of the Program
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and the BEARs granted hereunder shall not affect in any way the right or power of the Board or the stockholders of SPINC to make or authorize any adjustment, recapitalization, reorganization or other change in SPINC's capital structure or its business, any merger or consolidation of SPINC, any issue of bonds, debentures, preferred or prior preference stocks ahead of or


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affecting Shares, the dissolution or liquidation of SPINC or any of its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever SPINC takes any such action, however, the total number and class of Shares and/or other securities used in any Book Value determination under the Program shall be proportionately
adjusted by the Committee.   The Committee may also make such other adjustments
as it deems necessary to take into consideration any other event (including, without limitation to, accounting charges), if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Program.

          (g) Headings and Captions.  The headings and captions herein are
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provided for reference and convenience only. They shall not be considered part of the Program and shall not be employed in the construction of the Program.


          (h) Controlling Law. The Program shall be construed and enforced
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according to the laws of the State of New York.


10.  Withholding Taxes
     -----------------

          SPINC shall be entitled to withhold (or secure payment from the Participant in cash or other property in lieu of withholding) the amount of any Federal, state or local taxes required by law to be withheld by SPINC for cash payments deliverable under the Program.



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